UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 5, 2006
KLA-TENCOR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-09992 (Commission File Number)		04-2564110 (IRS Employer Identification No.)

160 Rio Robles San Jose, California 95134 (Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (408) 875-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 5, 2006, KLA-Tencor Corporation and ADE Corporation issued a joint press release announcing that that the acquisition of ADE by KLA-Tencor has received the approval of German antitrust authorities and that the previously announced Phase II investigation of the acquisition has been closed. The acquisition has already been cleared by the antitrust authorities in the United States and in all other applicable jurisdictions. In addition, ADE’s stockholders approved the acquisition on July 13, 2006. The parties expect the merger to close on October 11, 2006.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Text of press release issued by KLA-Tencor Corporation and ADE Corporation dated October 5, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: October 5, 2006	By:	/s/ Jeff Hall
		Name:	Jeff Hall
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Text of press release issued by KLA-Tencor Corporation and ADE Corporation dated October 5, 2006.